EXHIBIT 10.1

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the "AMENDMENT") is made effective as of the 1st day of September, 2001, by and between FAMOUS DAVE'S OF AMERICA, INC., a Minnesota corporation (the "COMPANY"), and MARTIN J. O'DOWD (the "EXECUTIVE").

                               W I T N E S S E T H

     WHEREAS, the Company and Executive have heretofore executed and entered into that certain Employment Agreement dated as of July 1, 1999 (the "EMPLOYMENT AGREEMENT");

     WHEREAS, Section 7.1 of the Employment Agreement provides that that the Employment Agreement may be amended by a writing signed by the Company and Executive;

     WHEREAS, the Executive's employment under the Employment Agreement, pursuant top Section 1.2 thereof, is for a three (3) year term which commenced on August 1, 1999.

     WHEREAS, the parties hereto desire to amend the Employment Agreement to extend Executive's employment under the Employment Agreement to a term of five
(5) years, which term commenced on August 1, 1999.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

     1. EXTENSION OF TERM OF EMPLOYMENT. Section 1.2 of the Employment Agreement is hereby amended to read in its entirety as follows:

     "1.2 TERM. Unless terminated by Executive or the Company pursuant to
Article III hereof, Executive's employment pursuant to this Employment Agreement shall be for a term of five (5) years, such term to commence on August 1, 1999."

     2. MISCELLANEOUS.

     2.1 ENTIRE AGREEMENT. This Amendment and the Employment Agreement embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein or in the Employment Agreement. This Amendment supersedes all prior agreements and the understandings between the parties with respect to the subject matter contained herein.

     2.2 DEFINED TERMS. Except as otherwise expressly provided, or unless the context otherwise requires, all capitalized terms used herein have the meanings ascribed to them in the Employment Agreement.

     2.3 COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same document.

     2.4 RATIFICATION AND REAFFIRMATION OF EMPLOYMENT AGREEMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Employment Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date set forth above.

                             FAMOUS DAVE'S OF AMERICA, INC.:

                             By:   /s/ David W. Anderson
                             --------------------------------------------------
                             Name:  David W. Anderson
                                  ---------------------------------------
                             Title:   Chairman
                                    -------------------------------------



                               /s/ Martin J. O'Dowd
                             --------------------------------------------------
                             MARTIN J. O'DOWD